Electronic Articles of Organization
For
Florida Limited Liability Company

L12000018377
FILED 8:00 AM
February 07, 2012
Sec. Of State
jbryan

Article I

The name of the Limited Liability Company is:

GLOBAL VENTURES GROUP, LLC

Article II

The street address of the principal office of the Limited Liability Company is:

110 NORTH FEDERAL HWY
APT 810
FORT LAUDERDALE, FL. 33301

The mailing address of the Limited Liability Company is:

110 NORTH FEDERAL HWY
APT 810
FORT LAUDERDALE, FL. 33301

Article III

The purpose for which this Limited Liability Company is organized is:

ANY AND ALL LAWFUL BUSINESS.

Article IV

The name and Florida street address of the registered agent is:

ROBERT M FORTSON IV
110 NORTH FEDERAL HWY
APT 810
FORT LAUDERDALE, FL. 33301

Having been named as registered agent and to accept service of process for the above stated limited liability company at the place designated in this certificate, I hereby accept the appointment as registered agent and agree to act in this capacity. I further agree to comply with the provisions of all statutes relating to the proper and complete performance of my duties, and I am familiar with and accept the obligations of my position as registered agent.

Registered Agent Signature: ROBERT M. FORTSON IV